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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-04963

The Berwyn Funds

(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Kevin M. Ryan

  The Killen Group, Inc.          1189 Lancaster Avenue              Berwyn, PA 19312

(Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 296-7222

Date of fiscal year end:         December 31, 2013

Date of reporting period:       December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Berwyn Funds

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Annual Report

December 31, 2013

NO LOAD MUTUAL FUNDS

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 | Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

THE BERWYN FUNDS TABLE OF CONTENTS

THE BERWYN FUNDS

2013 Annual Report

The Berwyn Funds

Letter from the President

January 24, 2014

Dear Shareholder:

Stock prices were strong during 2013 and the major stock indices hit historical highs. The market’s behavior was a continuation of the bull market that began in March, 2009 when the country’s financial system was still reeling from the collapse of the Lehman Brothers investment bank. After a period of retrenchment, to the surprise of many investors, most publicly traded corporations have been able to grow their earnings, increase dividend payments and repurchase shares in unprecedented amounts, despite the surfeit of domestic and global problems that have arisen in the past five years. This is not atypical in the annals of the country’s financial history. Bull markets are born amidst fear and panic and progress along an upward course as problems are solved and confidence builds.

Each of the Berwyn Funds participated in last year’s dramatic stock market rise. The Berwyn Income Fund (BIF), with the majority of its assets invested in fixed income securities, had the most difficult challenge since interest rates rose significantly on a percentage basis. For example, the interest rate on the ten-year Treasury bond rose from 1.758 percent at the start of 2013, to 3.029 percent at the end of 2013. However, the BIF had an excellent year and registered a total return of 15.83 percent. Notably, this achievement was accomplished while the BIF maintained a defensive posture throughout the year, holding about twenty percent of its assets in cash equivalents. The Berwyn Fund, which invested primarily in companies having a market capitalization of less than $2 billion, generated a total return of 35.58 percent, and Berwyn Cornerstone Fund, which invested in companies with mid- to large market capitalizations, generated a total return of 38.64 percent. Each of our Funds employs a value oriented research approach that we believe offers investors a high probability of achieving above average returns over the long term.

As shown in this report, each Fund’s asset base increased during the year as a consequence of organic growth and a net increase in shareholder purchases.

The stock market decline of 2000 – 2002, that resulted from the “dot com bubble,” and the financial collapse of 2008 – 2009, that was a consequence, in part, of poor mortgage lending practices, has caused investors to be extremely skeptical about the wisdom of long term investing. Now, after five years of market gains, some investors have raised the question of whether another speculative bubble is in the making. Although stock prices do not offer the same valuation discount today as they did in March, 2009, in our opinion there is little evidence of a major distortion in the economy, or excessive speculation in the equity markets. Today, unlike the situation in early 2000, the stock prices of technology companies are not expensive and, in a similar vein, the more recent excesses in the housing and related industries have been corrected. In general, the price-to-earnings ratios of stocks are at the middle to high end of their historical range. However, offsetting this reality, are low interest rates.

In our opinion, the country is experiencing a slow but sustainable period of economic growth that can last for the foreseeable future. Inflation is subdued and, while interest rates have risen from their lowest points, they remain attractive to both home buyers and businessmen. One major problem that has become structural in recent decades is the high rate of unemployment and the low percentage of people participating in the work force. However, total employment is improving and the large pool of unused labor provides additional potential for a period of evenly paced economic growth.

As you read this report, I hope that we convey to you the responsibility that we feel for the careful stewardship of your assets. Through the execution of our value oriented investment strategy our fund managers attempt to achieve above average rewards, without exposing our shareholders to excessive risk. Although we understand that in the short term we cannot protect our shareholders from extraordinary market volatility, in the past two downturns, cited above, we have been able to exercise a level of due diligence that protected them from permanent loss. Each of our Funds has rebounded from the last financial crisis and, at the time of this writing, is trading at or near its all-time high.

I am appreciative of your confidence in The Berwyn Funds and recognize the need to continually strive to improve the product that is received by our shareholders.

Sincerely,

Robert E. Killen
President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.theberwynfunds.com) or by calling 1-800-992-6757.

The President’s Letter and the portfolio managers’ letters that follow seek to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of these letters.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2013 Annual Report

Berwyn Fund

a series of The Berwyn Funds

January 24, 2014

Dear Berwyn Fund Shareholder:

During the fourth quarter of 2013, the Berwyn Fund (BF, or the Fund) generated a total return of 8.94 percent. This return includes a long term capital gains distribution of $3.6283 and a short term capital gains and income distribution of $0.1014 that was paid on December 30th to shareholders of record on December 27th. The Russell 2000 Index (Russell 2000), our benchmark, rose 8.72 percent during the quarter, while the Dow Jones Industrial Average (DJIA) and Standard and Poor’s 500 Index (S&P 500) gained 10.22 percent and 10.51 percent, respectively, on a total return basis.

For the year, BF generated a total return of 35.58 percent. This compares with total returns for the Russell 2000, DJIA and S&P 500 of 38.82 percent, 29.65 percent and 32.39 percent, respectively. Although we were disappointed to underperform our benchmark for the twelve-month period, we did outperform the value portion of the Russell 2000, which rose 34.52 percent on a total return basis. BF employs what it believes to be a disciplined methodology in uncovering undervalued stocks, as opposed to stocks selling at higher price-to-earnings ratios on the basis of their growth prospects. The accompanying graph illustrates the performance of the BF as compared to its reference index, the Russell 2000, over the past decade. As shown in the figure, $10,000 invested in the BF has appreciated to $27,400 in the ten year period ended December 31, 2013, while $10,000 invested in the Russell 2000 has grown to $23,831. The ability to outperform an index over an extended period is mitigated by the operating expenses of the Fund, which the reference index does not have, and the practical need to be less than fully invested at any point in time. Historically, the stock market spends more time going up than down so cash is generally a long term negative feature.

In general, we attempt to hold approximately forty stocks in BF; however, due to the overall growth of the Fund, plus a transitional period in repositioning its holdings, the number of individual stocks had grown to forty-six at year-end. Last year, in an effort to lower risk, we reduced our exposure to several stocks that had increased significantly in value and eliminated others, which we believed to be selling at full value. As shown in the schedule of investments included in this report, over seventy percent of the portfolio was concentrated in four economic sectors: industrials (26.8 percent), information technology (22.9 percent), consumer discretionary (16.9 percent) and financials (9.2 percent). The remainder of the portfolio included companies in the energy, materials, consumer staples, telecommunication services and health care industries. At year-end, BF held 6.6 percent of its assets in cash, which we plan to invest in the event of a market correction.

The stocks in the portfolio that exhibited the largest gains during 2013 included Methode Electronics (up 244.90 percent), a manufacturer of automobile parts and other industrial equipment, AAON (up 131.49 percent), a manufacturer of heating and cooling equipment, Ruth’s Hospitality Group (up 97.32 percent), a restaurant chain, Graham (up 86.87 percent), a manufacturer of large industrial equipment, and Encore Wire (up 79.30 percent), a manufacturer of aluminum and copper wire for commercial and industrial uses.

At year-end, there were six stocks in the portfolio that had losses for the year. The worst three performers were VAALCO Energy (down 20.35 percent), an oil and gas exploration company, Rudolph Technology (down 12.71 percent), a developer of quality control and metrology products for the semiconductor industry, and Leapfrog Enterprises (down 7.46 percent), a developer of educational electronic games and books. Vaalco recently hired a new chief executive officer, and during 2013 changes to its board of directors have been made. Industry conditions for Rudolph Technology were challenging last year, but are expected to improve in 2014. Leapfrog Enterprises, which is in the middle of a longer term turnaround process, struggled with a weak Christmas selling season.

We believe BF is positioned to benefit from an improved economy. Our view is that the country is in the midst of a long term recovery from the 2008-2009 financial collapse and that economic momentum is continuing to build. Although gross domestic product has improved and the number of people employed has grown over the past year, the factors required for creating further growth remain much the same. Inflation is quiescent, interest rates are low, energy prices are stable and supplies are plentiful, and overseas expenditures in Iraq and Afghanistan continue to recede. While the Federal Reserve Board has begun to reduce its monthly bond purchases, or “taper”, its basic posture is still expansionary. We would view a market correction as a buying opportunity.

Due to internal appreciation and new share purchases, at the end of 2013 the BF had assets of $519 million as compared to assets of $302 million at the end of 2012. The average market capitalization of the stocks in the portfolio was $820 million as compared to $560 million at year-end 2012.

Thank you for your investment in the BF.

Sincerely,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/13 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Fund	35.58%	21.55%	10.61%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Fund for the year ended 12/31/13 was 1.18%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends and distributions (total return). All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment
in Berwyn Fund and Russell 2000 Index

THE BERWYN FUNDS

2013 Annual Report

Berwyn Income Fund

a series of The Berwyn Funds

January 24, 2014

Dear Berwyn Income Fund Shareholder:

Total return to shareholders of the Berwyn Income Fund (BIF, or the Fund) for 2013’s fourth quarter was 4.40 percent. For the full year, BIF’s total return was 15.83 percent. In the fourth quarter, a distribution of $0.0815 per share was paid from net investment income, down from the $0.0935 per share paid in 2012’s final quarter. At year’s end, the Fund also paid a long-term capital gains distribution of $0.7207 per share and a short- term capital gains distribution of $0.1778 per share. During the fourth quarter, BIF’s performance exceeded that of its two fixed income reference indices, the Citigroup Broad Investment Grade Bond (BIG) Index (-0.15 percent) and the Merrill Lynch High Master Yield II Index (+3.50 percent). In addition, the BIF outperformed the Lipper Income Fund Index (+3.58 percent), its only reference index with an equity component.

For the twelve-month period, BIF’s 15.83 percent return was better than all three of its reference indices: the Citigroup Broad Investment Grade Bond (BIG) Index declined 2.04 percent on a total return basis, the Merrill Lynch High Yield Master II Index gained 7.42 percent and the Lipper Income Fund Index gained 9.67 percent. The major equity indices rallied for a fifth consecutive year and set new all-time highs. High yield bonds also participated in the rally, but Treasury bonds sold off from their record high prices and low yields set during 2012. Investment grade bonds suffered their worst year since 1994 and their first loss since 1999. Signs of economic strength, a modestly improving job market and fears of a Federal Reserve “taper” all contributed to the decline in investment grade bonds and higher interest rates.

Despite the poor performance of investment grade bonds, 2013 was a good year for BIF shareholders. In our opinion, our bottom-up approach to security selection, a focus on the long term versus the short term and a willingness to be contrarian paid big “dividends” over the course of the year. In addition, the Fund’s allocation helped to insulate it from rising long term Treasury rates. Here, the stabilizing effect of BIF’s sizable cash position was complemented by positive equity, convertible bond and high yield bond returns.

An example of our focus on the long term is Methode Electronics (MEI), which was initially purchased in 2006. Our commitment to the company and our belief in management’s strategy gave us confidence to add to our position during the stock market downturn in 2008/2009. As the global auto market subsequently rebounded, MEI’s revenues and earnings grew significantly. MEI’s stock, which traded under $10 at the beginning of 2013, closed just over $34 on December 31st. The resulting total return of 245 percent made MEI the best performing security in the Fund for 2013. US Ecology (ECOL) is another example of a longer term holding that provided a nice gain for BIF in 2013. A recovery in ECOL’s hazardous waste disposal business led to top line revenue growth and solid earnings leverage. The stock responded in kind with a gain of more than 60 percent for the year.

The Fund also benefitted from several more recent contrarian equity investments. Nokia Corp (NOK), Harman International (HAR), Cryolife (CRY), Omnicare (OCR) and Pitney Bowes (PBI) were purchased during the past 24 months. Each of these stocks was either out of favor or trading at a discount to our estimation of its fair value. Each provided a total return of at least 50 percent in 2013. After suffering through a steep decline in 2012, Nokia’s rebound in 2013 was especially rewarding. The stock rallied more than 105 percent in 2013 after the company agreed to sell its mobile handset business to Microsoft. The deal not only led to an increase in Nokia’s market value but provided a nice boost to the company’s balance sheet. As a result of this balance sheet improvement, Nokia’s corporate bonds, which the Fund also owns, contributed positively to performance.

BIF’s equity portfolio was not without disappointment during 2013. Four of the Fund’s six worst performing equities were in Materials-related businesses. Losers included Cliffs Natural Resources Inc. (CLF), down 30 percent, The Mosaic Co. (MOS), down 15 percent, Alcoa Inc. (AA), down 7 percent, and Joy Global Inc. (JOY), down 5 percent. The Materials sector is clearly out of favor, with valuation multiples at, or near, all-time lows. Much of the growth experienced by this sector over the past ten years stemmed from emerging markets, especially China and India. These developing economies are starting to experience slowing rates of growth. Unless demand from these countries stabilizes, Materials stocks may suffer further losses. Two additional equity holdings declined more than 10 percent this year. Rocky Brands (RCKY), a maker of work, snow and casual boots, fell 17 percent and the venerable cosmetics retailer, Avon Products (AVP), declined 14 percent.

BIF’s fixed income portfolio provided a solid, positive total return for the year despite an environment of rising interest rates. At the beginning of 2012, with benchmark 10-year Treasury yields at 1.76 percent, BIF’s managers maintained a cautionary stance, sacrificing yield and holding large cash reserves. The Fund also shifted away from interest-rate sensitive areas of the fixed income market and towards more equity sensitive convertible and high yield bonds. As a result of these moves, when the Treasury market declined in price and yields rose, BIF’s portfolio was little affected. The yield on the 10-year Treasury bond closed 2013 at 3.03 percent, an increase of 127 basis points or 72 percent.

BIF’s best performing fixed income holding in 2013 was the Illumina (ILMN) 0.25 percent 2016 convertible bond. Illumina’s sequencing devices have become the industry standard for genomic research and diagnosis. Another example of contrarian investing, we purchased the ILMN convertible bonds in late 2011 when the company was under pressure due to fears of funding cuts from the National Institutes of Health (NIH). We initially purchased the bonds in the high $70 price range. As it turned out, the fears of NIH funding cuts proved unfounded and the company has reported solid sales and earnings growth over the past two years. In addition, Roche attempted to acquire Illumina for $55 per share of common stock in 2012. Illumina’s management rejected the bid and the stock has more than doubled in value since Roche’s offer. The Illumina convertible bonds closed the year at a price of $139, providing a total return of more than 40 percent. We continue to hold the position as Illumina’s growth prospects appear to be very promising, with new product offerings that have the potential to revolutionize the health care industry.

Another strong fixed income performer during the year was Omnicare (OCR). The Fund owned the Omnicare 4 percent 2033 convertible preferred stock until it was sold in the fourth quarter. This security rose more than 25 percent during the time that BIF held it in 2013. Two additional fixed income positions gained more than 20 percent last year. The Fund’s Best Buy (BBY) 5.5 percent 2021 corporate bonds rose in price by nearly 25 percent. The company, given up for dead in 2012, benefitted from changes orchestrated by new management and then, in 2013, it was able to remain a viable electronics retailer as sales and earnings stabilized. Finally, the Fund’s Lam Research (LRCX) 0.5 percent 2016 convertible bonds rose more than 20 percent as its underlying stock rallied along with the semiconductor equipment industry.

Many of the worst performing holdings in BIF’s fixed income portfolio were recent preferred stock purchases. As interest rates rose and bond prices fell, several investment grade preferred stocks declined to prices that were, in our opinion, attractive. Preferred securities issued by JPMorgan Chase, Wells Fargo, Stanley Black & Decker, Aflac, Affiliated Managers Group, Kimco Realty and Public Storage had fallen between 20 to 25 percent in price prior to our initiating positions in BIF. A slow and deliberate pace allowed us to average down in price, providing yields that ranged between 6 and 7.5 percent. We believe that these holdings will contribute significantly to the Fund’s dividend distributions and could provide a total return in excess of their yields if interest rates stabilize, or head lower.

From an asset allocation perspective, BIF’s cash reserves remained elevated throughout 2013. The year closed with 22 percent in cash reserves, roughly the same percentage as at the beginning of the year. BIF’s common stock position stood at 27 percent at the end of the year while 13 percent was invested in convertible bonds, 25 percent in non-convertible corporate bonds and 13 percent in preferred stock. During the year, convertible bonds decreased by approximately 9 percent and non-convertible bonds increased by a like amount. This is a reflection of the increase in yields available for non-convertible securities plus sales and maturities of convertible bonds. Approximately 51 percent of BIF’s bond portfolio is invested in high yield securities with 49 percent in investment grade securities. The Fund’s duration, a measure of interest rate sensitivity, stood at 4.67 years at the end of 2013. In response to the rise in interest rates, the Fund shifted modestly towards longer duration, investment grade securities. Nevertheless, BIF’s duration (including cash) remains shorter than many fixed income indices.

BIF ended the year with more than $2.1 billion in assets and investor inflows have increased over the past few months. However, if we conclude that these inflows are inhibiting our investment flexibility, we will consider closing the Fund to new investors. We anticipate that price volatility could increase in 2014 and if this condition transpires, we plan to be opportunistic with the use of our large cash position.

Before closing this letter, we would be remiss if we did not acknowledge the retirement of The Killen Group’s (TKG) president and BIF Co-lead Portfolio Manager, Ray Munsch, on January 31, 2014. Ray assumed the Co-lead PM role in 2009. Ray was in-house reference guide for traditional fixed income investing and a sounding board for the entire research team. We are grateful to Ray for his leadership and years of service. George Cipolloni, an eleven year TKG veteran and BIF co-lead PM since 2006, remains on the team. Ray’s position will be filled ably by Senior Research Analyst Mark Saylor, who joined The Killen Group in 2007 and has spent his entire tenure with the firm researching investment opportunities for BIF. This transition was long-planned and executed over the past 12 months. We congratulate Ray on his retirement and Mark for his promotion. We believe BIF’s shareholders are in good hands and will be for many years to come.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/13 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	15.83%	13.06%	7.80%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Income Fund for the year ended 12/31/13 was 0.63%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends and interest payments.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in
Berwyn Income Fund, Citigroup Broad Investment Grade Bond Index (BIG)
and Merrill Lynch High Yield Master II Index (MLHYMII)

Comparison of the Change in Value of $10,000 Investment in
Berwyn Income Fund and Lipper Income Fund Index (LIFI)

THE BERWYN FUNDS

2013 Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds

January 24, 2014

Dear Berwyn Cornerstone Fund Shareholder:

For the fourth quarter of 2013, Berwyn Cornerstone Fund (BCF or the Fund) produced a total return, including capital gain and income distributions, of 8.90%. The primary benchmarks for the Fund, the Standard and Poor’s 500 Index (S&P 500) and the Standard and Poor’s Mid Cap 400 Index (S&P 400), generated total returns of 10.51% and 8.33%, respectively. For the full 2013 calendar year, BCF’s total return was 38.64%. Over the same year-long time frame, the S&P 500 recorded a total return of 32.39% while the S&P 400’s total return was 33.50%.

The strong fourth quarter performance of both the Fund and the major indices topped off an impressive year for equities. Virtually all sectors of the market posted gains during the year and any stocks showing negative returns were the exception rather than the rule. As we have written in previous shareholder letters, BCF’s performance in the more economically sensitive sectors showed particular strength.

Some of the better performers in the fourth quarter included Alcoa Inc., up 31.3%, Cliffs Natural Resources, up 28.6%, and Harman International, up 24.1%. All three companies are considered economically sensitive. Harman’s stock price responded to solid increases in sales and earnings. Alcoa and Cliffs Natural are both examples of companies that have seen modest or no increases in sales and earnings, but the market has raised its expectations of their future earnings, leading to increases in their price to earnings ratios. These heightened valuation levels for Cliffs and Alcoa are prime examples of the multiple expansion that was prevalent in the fourth quarter and the year.

While there were no significant declines in BCF’s stocks during the quarter, there were a few minor ones, namely Ford Motor Co. and FLIR Systems. Despite their negative fourth quarter returns, both companies had very strong full year returns. Ford was sold during the fourth quarter, as discussed later, and we continue to hold our FLIR Systems position.

In our view, most sectors benefitted from an improving economy throughout the year and, more importantly, investors began to believe that the economic turnaround of the past few years has achieved some durability. This change in investor expectations resulted in higher stock valuations, as evidenced by higher price/earnings ratios and price/sales ratios.

As of December 31, 2012, the price to earnings ratio, based on trailing 12 months’ EPS (earnings per share) of the S&P 500, stood at 14.2 times. By the end of 2013, this same ratio stood at 17.3 times, a 22.0% increase in the valuation ratio for the index. The price to sales ratio, based on trailing 12 months sales, shows a similar increase, from 1.3 times at the end of 2012 to 1.7 times at the end of 2013, a 25.4% increase. This 20+% increase in valuations, combined with an increase in earnings for the companies in the index, added up to the 32.4% return for the S&P 500.

The takeaway from this simple analysis is that the majority of the increase in the S&P 500 during the year came from rising multiples that investors were willing to pay for current earnings. These higher valuation multiples reflect higher investor enthusiasm, implying that stock investors view the potential for earnings growth over the coming years positively.

There are many factors that determine a stock’s price valuation. Often, the relative popularity of the stock with the investing public is a factor. A value based manager tries to avoid areas in the market that have become broadly popular and invest in those that are unpopular, or out of favor. BCF’s investment in Cliffs Natural, a mining and natural resources company, is a prime example of an area of the market that is unpopular. We believe that the market is too focused on the short term, underestimating how profitable Cliffs can be over the long-term.

On the opposite side of the popularity spectrum is 3M Co., a stock that we sold during the fourth quarter of 2013. At the time of our initial investment in early 2009, the company’s earnings and sales were down due to the recession. The market was valuing the company based on its depressed current earnings. We believed that, from a longer term perspective, the company had the potential to grow its sales and earnings and the low valuation multiple did not fully reflect this. In short the company was not very popular.

Fast forward to 2013 and the market’s view of 3M was entirely different. The company had successfully grown sales and earnings over the past several years and, more importantly, the market had taken notice of this and the price-to-earnings ratio for 3M Co. increased significantly. The company has become more attractive to the general market as its results have rebounded, but in our opinion, the substantial increase in its valuation makes it a less attractive investment, resulting in its sale from BCF’s portfolio.

During the fourth quarter, in addition to selling our position in 3M Co., we sold our shares of Ford Motor Co. and Johnson & Johnson. All three have been positive contributors to the Fund over the past several years. The stocks were sold as their prices have risen to levels where their valuations, in our judgment, fully reflect their future earnings potential.

We also trimmed a few positions that have seen significant price increases over the past year. Nokia Corp, Thor Industries and Harman International were all significant contributors during 2013. While the stocks have risen, we believe there is potential for further increases in values, but nevertheless decided to reduce risk somewhat given the size of the increases.

With the general increase in stock valuations of the past few years, it has become more difficult to identify companies that offer attractive value; in other words, there are fewer and fewer unpopular stocks. We were, however, able to add two new investments to the Fund during the fourth quarter: Cliffs Natural Resources, which mines iron ore, and Devon Energy, an oil and gas exploration company. Neither company has participated in the market rally of the past two years and we believe that their long-term earnings power is being underestimated. We believe that both can be good performers for the Fund in coming years.

Our cash level ended the year at just under 10% of net assets. The increase in the stock market and the higher stock valuations have recently resulted in more trimming and selling of positions than new purchases. It is possible that this may continue into 2014 if the market moves higher. As always, our cash levels will be driven by our ability to uncover new opportunities and our comfort level with the existing portfolio of stocks.

We are pleased with the strong results posted by BCF in 2013 and we will be working hard to add value for our shareholders in 2014 and beyond. As always, we appreciate the support of our shareholders and look forward to the opportunities that await us in 2014.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/13 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Cornerstone Fund	38.64%	16.63%	7.85%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/13 were 1.76% and 1.25%, respectively. Effective July 1, 2010, the Advisor has contractually agreed to waive all or a portion of its management fees in order to limit BCF’s ratio of expenses to average net assets to 1.25%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF’s dividends and distributions. All index returns referenced herein also include the reinvestment of dividends.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in
Berwyn Cornerstone Fund, S&P 500 Index and S&P Mid-Cap 400 Index

BERWYN FUND SCHEDULE OF INVESTMENTS December 31, 2013
COMMON STOCKS — 93.4%	Shares	Value
CONSUMER DISCRETIONARY — 16.9%
AUTO COMPONENTS — 2.5%
Spartan Motors, Inc. #	1,928,927	$12,923,811

AUTOMOBILES — 1.3%
Winnebago Industries, Inc.+	251,803	6,911,992

HOTELS, RESTAURANTS & LEISURE — 2.1%
Ruth's Hospitality Group, Inc.	751,242	10,675,149

HOUSEHOLD DURABLES — 1.8%
Hooker Furniture Corp. #	548,811	9,154,167

LEISURE EQUIPMENT & PRODUCTS — 4.6%
Callaway Golf Co.	1,613,478	13,601,620
Leapfrog Enterprises, Inc.+	1,274,100	10,116,354
		23,717,974
SPECIALTY RETAIL — 2.2%
bebe stores, inc.	1,606,359	8,545,830
Genesco, Inc.+	43,100	3,148,886
		11,694,716
TEXTILES, APPAREL & LUXURY GOODS — 2.4%
Crocs, Inc.+	779,200	12,404,864

CONSUMER STAPLES — 0.4%
FOOD PRODUCTS — 0.4%
Sanderson Farms, Inc.	30,125	2,178,941

ENERGY — 7.7%
ENERGY EQUIPMENT & SERVICES — 4.1%
Gulf Island Fabrication, Inc.	389,264	9,038,710
Newpark Resources, Inc.+	1,015,850	12,484,796
		21,523,506
OIL, GAS & CONSUMABLE FUELS — 3.6%
Evolution Petroleum Corp.	429,600	5,301,264
Hallador Energy Co.	242,000	1,950,520
VAALCO Energy, Inc.+	1,623,700	11,187,293
		18,439,077
FINANCIALS — 9.2%
COMMERCIAL BANKS — 2.4%
City Holding Co.	269,943	12,506,459

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.4% (Continued)	Shares	Value
FINANCIALS — 9.2% (Continued)
INSURANCE — 3.8%
Hallmark Financial Services, Inc.+ #	1,044,676	$9,281,946
Horace Mann Educators Corp.	334,750	10,558,015
		19,839,961
REAL ESTATE INVESTMENT TRUSTS — 0.5%
Cedar Realty Trust, Inc.	397,230	2,486,660

THRIFTS & MORTGAGE FINANCE — 2.5%
Dime Community Bancshares, Inc.	755,168	12,777,443

HEALTH CARE — 2.0%
BIOTECHNOLOGY — 2.0%
Myriad Genetics, Inc.+	487,000	10,217,260

INDUSTRIALS — 26.8%
BUILDING PRODUCTS — 2.2%
AAON, Inc.	352,162	11,251,576

COMMERCIAL SERVICES & SUPPLIES — 9.1%
Ennis, Inc.	575,005	10,177,588
Knoll, Inc.	618,000	11,315,580
McGrath RentCorp	344,032	13,692,474
US Ecology, Inc.	322,773	12,003,928
		47,189,570
CONSTRUCTION & ENGINEERING — 2.7%
Granite Construction, Inc.	404,429	14,146,926

ELECTRICAL EQUIPMENT — 2.8%
Encore Wire Corp.	265,195	14,373,569

MACHINERY — 5.3%
FreightCar America, Inc.	459,200	12,223,904
Graham Corp.	365,082	13,248,826
Tennant Co.	30,948	2,098,584
		27,571,314
MARINE — 2.7%
Diana Shipping, Inc.+	1,070,100	14,221,629

TRADING COMPANIES & DISTRIBUTORS — 2.0%
Houston Wire & Cable Co.	784,861	10,501,440

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.4% (Continued)	Shares	Value
INFORMATION TECHNOLOGY — 22.9%
COMPUTERS & PERIPHERALS — 2.9%
Synaptics, Inc.+	291,350	$15,094,843

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 9.2%
Mercury Systems, Inc.+	379,674	4,157,430
Methode Electronics, Inc.	486,630	16,637,880
Plexus Corp.+	272,500	11,796,525
ScanSource, Inc.+	354,400	15,037,192
		47,629,027
IT SERVICES — 3.4%
Unisys Corp.+	530,200	17,798,815

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.1%
Advanced Energy Industries, Inc.+	574,300	13,128,498
Micrel, Inc.	1,157,839	11,427,871
Rudolph Technologies, Inc.+	916,823	10,763,502
Silicon Image, Inc.+	220,000	1,353,000
		36,672,871
SOFTWARE — 0.3%
VASCO Data Security International, Inc.+	216,061	1,670,153

MATERIALS — 5.7%
CHEMICALS — 3.8%
KMG Chemicals, Inc.	573,938	9,693,813
Landec Corp.+	842,188	10,207,318
		19,901,131
METALS & MINING — 1.9%
Olympic Steel, Inc.	339,868	9,849,374

TELECOMMUNICATION SERVICES — 1.8%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.8%
Vonage Holdings Corp.+	2,859,800	9,523,134

TOTAL COMMON STOCKS (Cost $361,493,044)		$484,847,352

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 6.9%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.01%^	25,720,288	$25,720,288
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.01%^	9,836,326	9,836,326
TOTAL MONEY MARKET FUNDS (Cost $35,556,614)		$35,556,614

TOTAL INVESTMENTS AT VALUE — 100.3% (Cost $397,049,658)		$520,403,966

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3%)		(1,516,141)

NET ASSETS — 100.0%		$518,887,825

#	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).
+	Non-income producing security.
^	The rate shown is the 7-day effective yield as of December 31, 2013.
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS December 31, 2013
COMMON STOCKS — 26.6%	Shares	Value
CONSUMER DISCRETIONARY — 2.5%
HOTELS, RESTAURANTS & LEISURE — 0.2%
Carnival Corp.	100,000	$4,017,000

HOUSEHOLD DURABLES — 1.7%
Harman International Industries, Inc.	190,458	15,588,987
Newell Rubbermaid, Inc.	640,000	20,742,400
		36,331,387
SPECIALTY RETAIL — 0.5%
Chico's FAS, Inc.	576,965	10,870,021

TEXTILES, APPAREL & LUXURY GOODS — 0.1%
Rocky Brands, Inc.	135,864	1,979,538

CONSUMER STAPLES — 0.5%
PERSONAL PRODUCTS — 0.5%
Avon Products, Inc.	562,147	9,680,171

ENERGY — 2.9%
ENERGY EQUIPMENT & SERVICES — 0.8%
Tidewater, Inc.	295,800	17,532,066

OIL, GAS & CONSUMABLE FUELS — 2.1%
Chesapeake Energy Corp.	530,000	14,384,200
Peabody Energy Corp.	880,000	17,186,400
Suncor Energy, Inc.	355,000	12,442,750
		44,013,350
FINANCIALS — 4.3%
COMMERCIAL BANKS — 1.0%
Huntington Bancshares, Inc.	2,225,000	21,471,250

DIVERSIFIED FINANCIAL SERVICES — 0.6%
JPMorgan Chase & Co.	230,000	13,450,400

INSURANCE — 2.3%
Aflac, Inc.	300,000	20,040,000
Hartford Financial Services Group, Inc.	550,000	19,926,500
HCC Insurance Holdings, Inc.	167,422	7,724,851
		47,691,351

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 26.6% (Continued)	Shares	Value
FINANCIALS — 4.3% (Continued)
REAL ESTATE INVESTMENT TRUSTS — 0.4%
FelCor Lodging Trust, Inc.+	341,163	$2,783,890
Mack-Cali Realty Corp.	300,000	6,444,000
		9,227,890
HEALTH CARE — 1.2%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
CryoLife, Inc.	302,414	3,353,770

HEALTH CARE PROVIDERS & SERVICES — 0.3%
Omnicare, Inc.	110,900	6,693,924

PHARMACEUTICALS — 0.7%
GlaxoSmithKline plc - ADR	275,000	14,682,250

INDUSTRIALS — 4.1%
COMMERCIAL SERVICES & SUPPLIES — 3.1%
Ennis, Inc. #	1,420,165	25,136,921
Pitney Bowes, Inc.	950,000	22,135,000
US Ecology, Inc.	485,122	18,041,687
		65,313,608
MACHINERY — 1.0%
Joy Global, Inc.	368,000	21,524,320

INFORMATION TECHNOLOGY — 8.9%
COMMUNICATIONS EQUIPMENT — 1.5%
Nokia Corp. - ADR+	2,150,000	17,436,500
PCTEL, Inc. #	1,490,952	14,268,411
		31,704,911
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.7%
Corning, Inc.	1,620,000	28,868,400
FLIR Systems, Inc.	620,000	18,662,000
Methode Electronics, Inc.	891,990	30,497,138
		78,027,538
OFFICE ELECTRONICS — 0.8%
Xerox Corp.	1,300,000	15,821,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.0%
Intel Corp.	850,000	22,066,000

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 26.6% (Continued)	Shares	Value
INFORMATION TECHNOLOGY — 8.9% (Continued)
SOFTWARE — 1.9%
CA, Inc.	600,000	$20,190,000
Microsoft Corp.	550,000	20,586,500
		40,776,500
MATERIALS — 1.2%
CHEMICALS — 0.6%
Mosaic Co. (The)	265,000	12,526,550

METALS & MINING — 0.6%
Cliffs Natural Resources, Inc.	500,000	13,105,000

UTILITIES — 1.0%
ELECTRIC UTILITIES — 1.0%
Exelon Corp.	785,000	21,501,150

TOTAL COMMON STOCKS (Cost $429,350,414)		$563,360,945

PREFERRED STOCKS — 13.4%	Shares	Value
ENERGY — 0.9%
OIL, GAS & CONSUMABLE FUELS — 0.9%
Chesapeake Energy Corp., 5.00% - CV	30,707	$2,993,933
Chesapeake Energy Corp., 5.75% - 144A - CV	14,500	16,801,875
		19,795,808
FINANCIALS — 8.0%
CAPITAL MARKETS — 0.5%
Affiliated Managers Group, Inc., 5.25%	70,685	1,778,173
Affiliated Managers Group, Inc., 6.375%	423,229	9,628,460
		11,406,633
COMMERCIAL BANKS — 1.3%
Wells Fargo & Co., 5.20% - Series N	689,188	13,838,895
Wells Fargo & Co., 5.25% - Series P	674,302	13,573,699
		27,412,594
DIVERSIFIED FINANCIAL SERVICES — 1.1%
JPMorgan Chase & Co., 5.45% - Series P	1,131,741	22,951,708

INSURANCE — 0.7%
Aflac, Inc., 5.50%	714,718	15,166,316

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
PREFERRED STOCKS — 13.4% (Continued)	Shares	Value
FINANCIALS — 8.0% (Continued)
REAL ESTATE INVESTMENT TRUSTS — 3.6%
Alexandria Real Estate Equity, Inc., 7.00% - Series D - CV	418,817	$10,512,307
FelCor Lodging Trust, Inc., 7.80%	173,171	4,199,397
FelCor Lodging Trust, Inc., 8.00%	174,469	4,239,597
Health Care REIT, Inc., 6.50% - Series I	183,750	9,419,025
Kimco Realty Corp., 6.90% - Series H	87,930	2,093,613
Kimco Realty Corp., 6.00% - Series I	346,597	7,233,479
Kimco Realty Corp., 5.50% - Series J	404,141	7,860,542
Kimco Realty Corp., 5.625% - Series K	420,186	8,256,655
Public Storage, 6.35% - Series R	60,519	1,413,119
Public Storage, 5.90% - Series S	144,876	3,129,322
Public Storage, 5.75% - Series T	130,564	2,754,900
Public Storage, 5.375% - Series V	789,206	15,413,193
		76,525,149
THRIFTS & MORTGAGE FINANCE — 0.8%
New York Community Capital Trust V, 6.00% - CV	331,881	16,222,343

INDUSTRIALS — 2.5%
COMMERCIAL SERVICES & SUPPLIES — 1.3%
Pitney Bowes, Inc., 5.25%	37,143	940,832
Pitney Bowes, Inc., 6.70%	1,094,554	26,783,737
		27,724,569
MACHINERY — 1.2%
Stanley Black & Decker, Inc., 5.75%	1,129,237	24,143,087

MATERIALS — 2.0%
METALS & MINING — 2.0%
Cliffs Natural Resources, Inc., 7.00% - Series A - CV	1,815,119	41,675,132

TOTAL PREFERRED STOCKS (Cost $288,639,366)		$283,023,339

CORPORATE BONDS — 38.0%	Par Value	Value
CONSUMER DISCRETIONARY — 8.9%
DIVERSIFIED CONSUMER SERVICES — 0.2%
Service Corp. International, 7.50%, due 04/01/27	$4,590,000	$4,842,450

HOTELS, RESTAURANTS & LEISURE — 1.1%
Ruby Tuesday, Inc., 7.625%, due 05/15/20	23,850,000	22,419,000

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 38.0% (Continued)	Par Value	Value
CONSUMER DISCRETIONARY — 8.9% (Continued)
HOUSEHOLD DURABLES — 2.0%
D.R. Horton, Inc., 6.125%, due 01/15/14	$2,000,000	$2,002,500
D.R. Horton, Inc., 5.625%, due 09/15/14	3,000,000	3,078,750
D.R. Horton, Inc., 5.25%, due 02/15/15	17,702,000	18,365,825
D.R. Horton, Inc., 5.625%, due 01/15/16	8,328,000	8,900,550
Ethan Allen Global, Inc., 5.375%, due 10/01/15	10,500,000	10,867,500
		43,215,125
LEISURE EQUIPMENT & PRODUCTS — 1.3%
Brunswick Corp., 144A, 4.625%, due 05/15/21	8,209,000	7,839,595
Brunswick Corp., 7.125%, due 08/01/27	9,900,000	10,370,250
Smith & Wesson Holding Corp., 144A, 5.875%, due 06/15/17	8,825,000	8,913,250
		27,123,095
MULTI-LINE RETAIL — 1.5%
Family Dollar Stores, Inc., 5.00%, due 02/01/21	29,962,000	30,576,760

SPECIALTY RETAIL — 2.8%
Best Buy Co., Inc., 3.75%, due 03/15/16	6,250,000	6,484,375
Best Buy Co., Inc., 5.00%, due 08/01/18	2,000,000	2,095,000
Best Buy Co., Inc., 5.50%, due 03/15/21	42,788,000	43,108,910
Woolworth Corp., 8.50%, due 01/15/22	7,000,000	8,085,000
		59,773,285
CONSUMER STAPLES — 2.1%
FOOD PRODUCTS — 2.1%
Archer-Daniels-Midland Co., 0.875%, due 02/15/14 CV	42,500,000	44,970,313

ENERGY — 2.5%
OIL, GAS & CONSUMABLE FUELS — 2.5%
Chesapeake Energy Corp., 2.75%, due 11/15/35 CV	13,000,000	13,593,125
Peabody Energy Corp., 4.75%, due 12/15/41 CV	48,730,000	38,527,156
		52,120,281
FINANCIALS — 0.8%
REAL ESTATE INVESTMENT TRUSTS — 0.8%
Health Care REIT, Inc., 4.95%, due 01/15/21	16,170,000	17,097,592

HEALTH CARE — 10.1%
BIOTECHNOLOGY — 1.7%
Amgen, Inc., 1.875%, due 11/15/14	35,100,000	35,491,119

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 38.0% (Continued)	Par Value	Value
HEALTH CARE — 10.1% (Continued)
HEALTH CARE EQUIPMENT & SUPPLIES — 2.5%
CareFusion Corp., 5.125%, due 08/01/14	$38,231,000	$39,196,906
Teleflex, Inc., 6.875%, due 06/01/19	13,870,000	14,563,500
		53,760,406
HEALTH CARE PROVIDERS & SERVICES — 2.0%
Hanger Orthopedic Group, Inc., 7.125%, due 11/15/18	17,050,000	18,243,500
HealthSouth Corp., 5.75%, due 11/01/24	24,418,000	24,112,775
		42,356,275
LIFE SCIENCES TOOLS & SERVICES — 2.2%
Illumina, Inc., 144A, 0.25%, due 03/15/16 CV	33,000,000	45,849,375

PHARMACEUTICALS — 1.7%
Hospira, Inc., 5.60%, due 09/15/40	39,152,000	35,793,150

INDUSTRIALS — 2.9%
COMMERCIAL SERVICES & SUPPLIES — 1.6%
Deluxe Corp., Series B, 5.125%, due 10/01/14	23,951,000	24,519,836
Deluxe Corp., 7.00%, due 03/15/19	9,560,000	10,229,200
		34,749,036
MACHINERY — 1.3%
Navistar International Corp., 3.00%, due 10/15/14	28,000,000	28,630,000

INFORMATION TECHNOLOGY — 6.5%
COMMUNICATIONS EQUIPMENT — 2.2%
Nokia Corp., 5.375%, due 05/15/19	13,000,000	13,487,500
Nokia Corp., 6.625%, due 05/15/39	33,786,000	33,194,745
		46,682,245
IT SERVICES — 1.8%
WEX, Inc., 144A, 4.75%, due 02/01/23	40,269,000	37,047,480

SOFTWARE — 2.5%
Nuance Communications, Inc., 2.75%, due 11/01/31 CV	5,000,000	4,884,375
TIBCO Software, Inc., 2.25%, due 05/01/32 CV	48,675,000	48,766,266
		53,650,641
MATERIALS — 2.9%
CONTAINERS & PACKAGING — 0.1%
Silgan Holdings, Inc., 144A, 5.50%, due 02/01/22	863,000	854,370

METALS & MINING — 2.8%
Alcoa, Inc., 5.87%, due 02/23/22	4,349,000	4,488,855
Newmont Mining Corp., 1.25%, due 07/15/14 CV	55,513,000	55,478,305
		59,967,160

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 38.0% (Continued)	Par Value	Value
UTILITIES — 1.3%
ELECTRIC UTILITIES — 1.3%
PPL Energy Supply LLC, 5.40%, due 08/15/14	$20,168,000	$20,771,124
Progress Energy, Inc., 6.05%, due 03/15/14	6,494,000	6,566,259
		27,337,383

TOTAL CORPORATE BONDS (Cost $771,177,968)		$804,306,541

MONEY MARKET FUNDS — 21.8%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%^	152,983,001	$152,983,001
Fidelity Institutional Money Market Portfolio - Select Class, 0.01%^	103,000,000	103,000,000
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.06%^	103,000,000	103,000,000
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.01%^	103,000,000	103,000,000
TOTAL MONEY MARKET FUNDS (Cost $461,983,001)		$461,983,001

TOTAL INVESTMENTS AT VALUE — 99.8% (Cost $1,951,150,749)		$2,112,673,826

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		4,710,319

NET ASSETS — 100.0%		$2,117,384,145

ADR - American Depositary Receipt.
CV - Convertible Security.
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

#	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).
+	Non-income producing security.
^	The rate shown is the 7-day effective yield as of December 31, 2013.
See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS December 31, 2013
COMMON STOCKS — 90.3%	Shares	Value
CONSUMER DISCRETIONARY — 9.1%
AUTOMOBILES — 1.5%
Thor Industries, Inc.	5,375	$296,861

HOUSEHOLD DURABLES — 3.9%
Harman International Industries, Inc.	9,325	763,251

SPECIALTY RETAIL — 3.7%
Chico's FAS, Inc.	11,150	210,066
Gap, Inc. (The)	6,875	268,675
Lowe's Cos., Inc.	5,000	247,750
		726,491
CONSUMER STAPLES — 1.2%
PERSONAL PRODUCTS — 1.2%
Avon Products, Inc.	13,700	235,914

ENERGY — 13.9%
ENERGY EQUIPMENT & SERVICES — 6.4%
Helmerich & Payne, Inc.	8,325	699,966
Tidewater, Inc.	9,425	558,620
		1,258,586
OIL, GAS & CONSUMABLE FUELS — 7.5%
Chevron Corp.	3,550	443,430
Devon Energy Corp.	8,100	501,147
Suncor Energy, Inc.	15,550	545,027
		1,489,604
FINANCIALS — 17.1%
CAPITAL MARKETS — 3.3%
Bank of New York Mellon Corp. (The)	18,550	648,137

COMMERCIAL BANKS — 3.3%
Wells Fargo & Co.	14,400	653,760

DIVERSIFIED FINANCIAL SERVICES — 3.0%
JPMorgan Chase & Co.	10,100	590,648

INSURANCE — 6.7%
Chubb Corp. (The)	2,925	282,643
HCC Insurance Holdings, Inc.	11,345	523,458
Unum Group	15,050	527,954
		1,334,055

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 90.3% (Continued)	Shares	Value
FINANCIALS — 17.1% (Continued)
THRIFTS & MORTGAGE FINANCE — 0.8%
New York Community Bancorp, Inc.	9,375	$157,969

HEALTH CARE — 2.2%
PHARMACEUTICALS — 2.2%
GlaxoSmithKline plc - ADR	8,200	437,798

INDUSTRIALS — 11.6%
COMMERCIAL SERVICES & SUPPLIES — 3.5%
Pitney Bowes, Inc.	29,525	687,932

CONSTRUCTION & ENGINEERING — 3.3%
Jacobs Engineering Group, Inc.+	10,500	661,396

MACHINERY — 4.8%
Dover Corp.	6,750	651,645
Lincoln Electric Holdings, Inc.	4,175	297,844
		949,489
INFORMATION TECHNOLOGY — 23.3%
COMMUNICATIONS EQUIPMENT — 5.2%
ADTRAN, Inc.	22,500	607,725
Nokia Corp. - ADR+	50,945	413,164
		1,020,889
COMPUTERS & PERIPHERALS — 0.8%
Hewlett-Packard Co.	5,700	159,486

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 7.3%
Corning, Inc.	28,625	510,097
FLIR Systems, Inc.	16,000	481,600
Itron, Inc.+	10,950	453,659
		1,445,356
OFFICE ELECTRONICS — 1.6%
Xerox Corp.	26,200	318,855

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.6%
Intel Corp.	19,425	504,274

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 90.3% (Continued)	Shares	Value
INFORMATION TECHNOLOGY — 23.3% (Continued)
SOFTWARE — 5.8%
CA, Inc.	19,050	$641,032
Microsoft Corp.	13,670	511,668
		1,152,700
MATERIALS — 11.9%
METALS & MINING — 11.9%
Alcoa, Inc.	31,650	336,439
Allegheny Technologies, Inc.	15,350	546,921
Cliffs Natural Resources, Inc.	22,000	576,620
Nucor Corp.	10,400	555,152
Reliance Steel & Aluminum Co.	4,300	326,112
		2,341,244

TOTAL COMMON STOCKS (Cost $13,011,465)		$17,834,695

MONEY MARKET FUNDS — 9.5%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.01%^	900,362	$900,362
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.06%^	219,611	219,611
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.01%^	759,923	759,923
TOTAL MONEY MARKET FUNDS (Cost $1,879,896)		$1,879,896

TOTAL INVESTMENTS AT VALUE — 99.8% (Cost $14,891,361)		$19,714,591

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		45,146

NET ASSETS — 100.0%		$19,759,737

ADR - American Depositary Receipt.

+	Non-income producing security.
^	The rate shown is the 7-day effective yield as of December 31, 2013.
See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2013
	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
Unaffiliated Investments, At Value (Cost $369,627,408, $1,914,479,476 and $14,891,361 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Note 2)	$489,044,042	$2,073,268,494	$19,714,591
Affiliated Investments, At Value (Cost $27,422,250, $36,671,273 and $– for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Notes 2 and 5)	31,359,924	39,405,332	—
Total Investments, At Value (Cost $397,049,658, $1,951,150,749 and $14,891,361 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Notes 2 and 5)	520,403,966	2,112,673,826	19,714,591
Receivables:
Dividends and Interest	74,798	10,128,764	17,288
Investment Securities Sold	318,960	1,310,772	—
Fund Shares Sold	1,262,652	12,136,992	50,858
Other Assets	19,218	48,571	7,667
Total Assets	522,079,594	2,136,298,925	19,790,404

Liabilities
Payables:
Investment Securities Purchased	2,070,998	16,718,690	—
Fund Shares Redeemed	605,413	1,047,460	9,308
Accrued Investment Advisory Fees (Note 5)	429,828	878,277	3,184
Accrued Administration Fees (Note 5)	45,200	178,650	4,150
Accrued Compliance Fees (Note 5)	1,060	1,060	1,060
Other Accrued Expenses	39,270	90,643	12,965
Total Liabilities	3,191,769	18,914,780	30,667

Net Assets	$518,887,825	$2,117,384,145	$19,759,737

Net Assets Consist of:
Paid-in Capital	$396,667,092	$1,963,644,682	$14,959,470
Undistributed Net Investment Income	—	17,564	—
Accumulated Net Realized Losses From Security Transactions	(1,133,575)	(7,801,178)	(22,963)
Net Unrealized Appreciation on Investment Securities	123,354,308	161,523,077	4,823,230
Net Assets	$518,887,825	$2,117,384,145	$19,759,737

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	13,076,273	151,186,822	1,121,694

Net Asset Value and Offering Price Per Share	$39.68	$14.01	$17.62

Minimum Redemption Price Per Share (Note 2)	$39.28	$13.87	$17.44

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF OPERATIONS For the Year Ended December 31, 2013
	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends from Unaffiliated Issuers	$3,537,493	$18,498,208	$358,603
Dividends from Affiliated Issuers (Note 5)	406,642	1,462,972	—
Foreign Withholding Taxes on Dividends	—	(30,773)	(2,259)
Interest	—	28,009,602	—
Total Investment Income	3,944,135	47,940,009	356,344

Expenses
Investment Advisory Fees (Note 5)	4,182,788	8,376,659	144,102
Administration Fees (Note 5)	463,477	1,763,335	47,512
Registration and Filing Fees	59,572	126,932	25,416
Custodian and Bank Service Fees	48,603	113,397	4,728
Postage and Supplies	50,446	78,188	5,616
Trustees’ Fees and Expenses (Note 5)	27,236	27,236	27,236
Professional Fees	29,057	29,057	21,536
Shareholder Report Printing	15,834	42,110	2,063
Insurance	13,174	25,473	381
Compliance Service Fees (Note 5)	12,724	12,724	12,724
Other Expenses	25,611	26,716	7,451
Total Expenses Before Fee Waivers by Advisor	4,928,522	10,621,827	298,765
Less Fees Waived by Advisor (Note 5)	—	—	(86,851)
Net Expenses	4,928,522	10,621,827	211,914

Net Investment Income (Loss)	(984,387)	37,318,182	144,430

Realized and Unrealized Gains (Losses) on Investments
Net Realized Gains from Sales of Unaffiliated Investment Securities	46,366,750	93,709,857	1,663,161
Net Realized Gains (Losses) from Sales of Affiliated Investment Securities (Note 5)	(22,095)	26,078,629	—
Net Change in Net Unrealized Appreciation (Depreciation) on Unaffiliated Investment Securities	75,896,743	63,762,819	3,658,013
Net Change in Net Unrealized Appreciation (Depreciation) on Affiliated Investment Securities (Note 5)	3,886,109	24,514,130	—
Net Realized and Unrealized Gains on Investments	126,127,507	208,065,435	5,321,174

Net Increase in Net Assets Resulting from Operations	$125,143,120	$245,383,617	$5,465,604

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	BERWYN FUND		BERWYN INCOME FUND		BERWYN CORNERSTONE FUND
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Net Investment Income (Loss)	$(984,387)	$532,111	$37,318,182	$41,996,115	$144,430	$160,249
Net Realized Gains from Sales of Investment Securities	46,344,655	18,315,091	119,788,486	38,360,924	1,663,161	776,884
Net Change in Net Unrealized Appreciation (Depreciation on Investment Securities	79,782,852	24,353,191	88,276,949	27,329,540	3,658,013	618,458
Net Increase in Net Assets Resulting from Operations	125,143,120	43,200,393	245,383,617	107,686,579	5,465,604	1,555,591

Distributions to Shareholders
From Net Investment Income	—	(532,263)	(37,311,428)	(42,026,282)	(144,465)	(160,246)
From Realized Gains from Sales of Investment Securities	(44,860,422)	(17,852,462)	(127,061,134)	(37,985,349)	(1,632,414)	(458,779)
Decrease in Net Assets Resulting from Distributions to Shareholders	(44,860,422)	(18,384,725)	(164,372,562)	(80,011,631)	(1,776,879)	(619,025)

Capital Share Transactions
Proceeds from Shares Sold	172,494,027	110,053,378	795,759,826	465,368,458	1,881,912	2,124,243
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	44,034,929	18,000,533	155,206,052	74,707,838	1,751,848	610,938
Proceeds from Redemption Fees Collected (Note 2)	71,742	182,571	243,398	307,905	387	92
Shares Redeemed	(79,634,347)	(77,990,015)	(361,570,752)	(433,305,166)	(1,353,429)	(901,502)
Net Increase in Net Assets from Capital Share Transactions	136,966,351	50,246,467	589,638,524	107,079,035	2,280,718	1,833,771

Total Increase in Net Assets	217,249,049	75,062,135	670,649,579	134,753,983	5,969,443	2,770,337

Net Assets
Beginning of Year	301,638,776	226,576,641	1,446,734,566	1,311,980,583	13,790,294	11,019,957
End of Year	$518,887,825	$301,638,776	$2,117,384,145	$1,446,734,566	$19,759,737	$13,790,294

Undistributed Net Investment Income	$—	$—	$17,564	$10,810	$—	$3

Capital Share Activity
Shares Sold	4,637,055	3,492,395	56,048,851	35,078,499	113,650	156,228
Shares Reinvested	1,110,311	573,631	11,113,322	5,681,742	99,820	44,432
Shares Redeemed	(2,090,677)	(2,524,904)	(25,955,654)	(32,732,153)	(80,078)	(64,596)
Net Increase from Capital Share Transactions	3,656,689	1,541,122	41,206,519	8,028,088	133,392	136,064
Shares Outstanding, Beginning of Year	9,419,584	7,878,462	109,980,303	101,952,215	988,302	852,238
Shares Outstanding, End of Year	13,076,273	9,419,584	151,186,822	109,980,303	1,121,694	988,302

See Accompanying Notes to Financial Statements.

BERWYN FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
	Years Ended
	12/31/2013	12/31/2012	12/31/2011		12/31/2010		12/31/2009
Net Asset Value, Beginning of Year	$32.02	$28.76	$28.28		$22.66		$17.78

Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.08)	0.06	(0.00	)*	0.00	*	0.05
Net Realized and Unrealized Gains on Investment Securities	11.46	5.25	0.97		5.61		4.86
Total Income from Investment Operations	11.38	5.31	0.97		5.61		4.91

Less Distributions
Dividends from Net Investment Income	—	(0.06)	—		(0.00	)*	(0.05)
Distributions from Net Realized Gains from Sales of Investment Securities	(3.73)	(2.01)	(0.50)		—		—
Total Distributions	(3.73)	(2.07)	(0.50)		(0.00	)*	(0.05)

Proceeds from Redemption Fees Collected (Note 2)	0.01	0.02	0.01		0.01		0.02

Net Asset Value, End of Year	$39.68	$32.02	$28.76		$28.28		$22.66

Total Return	35.58%	18.67%	3.45%		24.82%		27.71%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$518,888	$301,639	$226,577		$188,720		$137,680

Ratio of Expenses to Average Net Assets	1.18%	1.19%	1.21%		1.25%		1.31%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.23% )	0.20%	(0.02%	)	0.01%		0.25%

Portfolio Turnover Rate	29%	30%	30%		44%		37%

*	Amount rounds to less than $0.01 per share.
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
	Years Ended
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009
Net Asset Value, Beginning of Year	$13.15	$12.87	$13.26	$12.77	$10.30

Income (Loss) from Investment Operations
Net Investment Income	0.30	0.38	0.44	0.49	0.57
Net Realized and Unrealized Gains (Losses) on Investment Securities	1.76	0.63	(0.04)	0.76	2.47
Total Income from Investment Operations	2.06	1.01	0.40	1.25	3.04

Less Distributions
Dividends from Net Investment Income	(0.30)	(0.38)	(0.44)	(0.49)	(0.57)
Distributions from Net Realized Gains from Sales of Investment Securities	(0.90)	(0.35)	(0.35)	(0.28)	—
Total Distributions	(1.20)	(0.73)	(0.79)	(0.77)	(0.57)

Proceeds from Redemption Fees Collected (Note 2)	0.00 *	0.00 *	0.00 *	0.01	0.00 *

Net Asset Value, End of Year	$14.01	$13.15	$12.87	$13.26	$12.77

Total Return	15.83%	7.96%	3.09%	10.06%	30.22%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$2,117,384	$1,446,735	$1,311,981	$1,282,085	$691,496

Ratio of Expenses to Average Net Assets	0.63%	0.64%	0.65%	0.66%	0.70%

Ratio of Net Investment Income to Average Net Assets	2.22%	2.85%	3.32%	3.93%	5.33%

Portfolio Turnover Rate	64%	51%	71%	49%	35%

*	Amount rounds to less than $0.01 per share.
See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
	Years Ended
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009
Net Asset Value, Beginning of Year	$13.95	$12.93	$13.42	$12.44	$9.63

Income (Loss) from Investment Operations
Net Investment Income	0.14	0.17	0.14	0.09	0.10
Net Realized and Unrealized Gains (Losses) on Investment Securities	5.24	1.50	(0.49)	0.98	2.81
Total Income (Loss) from Investment Operations	5.38	1.67	(0.35)	1.07	2.91

Less Distributions
Dividends from Net Investment Income	(0.14)	(0.17)	(0.14)	(0.09)	(0.10)
Distributions from Net Realized Gains from Sales of Investment Securities	(1.57)	(0.48)	—	—	—
Total Distributions	(1.71)	(0.65)	(0.14)	(0.09)	(0.10)

Proceeds from Redemption Fees Collected (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Year	$17.62	$13.95	$12.93	$13.42	$12.44

Total Return	38.64%	13.02%	(2.59% )	8.57%	30.21%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$19,760	$13,790	$11,020	$10,273	$8,018

Ratio of Total Expenses to Average Net Assets	1.76%	1.89%	1.95%	2.26%	2.72%

Ratio of Net Expenses to Average Net Assets #	1.25%	1.25%	1.25%	1.61%	2.00%

Ratio of Net Investment Income to Average Net Assets	0.34%	0.62%	0.42%	0.08%	0.24%

Ratio of Net Investment Income to Average Net Assets #	0.85%	1.26%	1.12%	0.73%	0.96%

Portfolio Turnover Rate	32%	22%	22%	39%	33%

*	Amount rounds to less than $0.01 per share.
#	After advisory fee waivers by the Advisor (Note 5).
See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS December 31, 2013

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: The Funds’ securities are valued at their market value, which usually means the last quoted sales price on a security’s principal exchange or, in the case of an equity security traded on the National Association of Dealers’ Automated Quotation System (“NASDAQ”), its NASDAQ Official Closing Price. Securities not traded on the valuation date and securities not listed on an exchange (including NASDAQ) are valued at the last quoted bid price. Short-term investments may be valued at amortized cost which approximates market value. All other securities, including securities in which the quotations are considered by the Funds’ investment advisor to be unreliable due to significant market or other events, are priced at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of each of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Corporate Bonds held by Berwyn Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2013, by security type:

Berwyn Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$484,847,352	$—	$—	$484,847,352
Money Market Funds	35,556,614	—	—	35,556,614
Total	$520,403,966	$—	$—	$520,403,966

Berwyn Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$563,360,945	$—	$—	$563,360,945
Preferred Stocks	266,221,464	16,801,875	—	283,023,339
Corporate Bonds	—	804,306,541	—	804,306,541
Money Market Funds	461,983,001	—	—	461,983,001
Total	$1,291,565,410	$821,108,416	$—	$2,112,673,826

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Berwyn Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$17,834,695	$—	$—	$17,834,695
Money Market Funds	1,879,896	—	—	1,879,896
Total	$19,714,591	$—	$—	$19,714,591

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of December 31, 2013, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of December 31, 2013. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

Share Valuation: The net asset value of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the years ended December 31, 2013 and December 31, 2012, proceeds from redemption fees totaled $71,742 and $182,571, respectively, for Berwyn Fund, $243,398 and $307,905, respectively, for Berwyn Income Fund and $387 and $92, respectively, for Berwyn Cornerstone Fund.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Distirbutions are recorded on ex-date. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Funds will not be subject to federal income taxes to the extent that each Fund distributes its net investment income and any realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the year ended December 31, 2013:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$192,228,006	$962,174,599	$5,069,308
Proceeds from sales and maturities of investment securities	$111,896,050	$788,870,413	$5,540,737

4. TAX MATTERS

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Berwyn Fund	12/31/2013	$1,219,811	$43,640,611	$44,860,422
	12/31/2012	$5,648,330	$12,736,395	$18,384,725
Berwyn Income Fund	12/31/2013	$62,455,657	$101,916,905	$164,372,562
	12/31/2012	$42,026,282	$37,985,349	$80,011,631
Berwyn Cornerstone Fund	12/31/2013	$219,948	$1,556,931	$1,776,879
	12/31/2012	$160,246	$458,779	$619,025

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of December 31, 2013:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$398,183,233	$1,959,403,939	$14,914,324
Gross Unrealized Appreciation	$130,905,979	$184,551,870	$5,001,212
Gross Unrealized Depreciation	(8,685,246)	(31,281,983)	(200,945)
Net Unrealized Appreciation on Investment Securities	122,220,733	153,269,887	4,800,267
Undistributed Ordinary Income	—	469,576	—
Total Distributable Earnings	$122,220,733	$153,739,463	$4,800,267

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” difference are temporary in nature and are due to the tax deferral of losses on wash sales and the accrual of interest on certain convertible bonds for tax purposes.

During the year ended December 31, 2013, Berwyn Fund reclassified $984,387 of net investment loss against accumulated net realized losses from securities transactions and $112 of distributions in excess of net realized gains from sales of investment securities against paid-in capital on the Statements of Assets and Liabilities. Berwyn Cornerstone Fund reclassified $32 of distributions in excess of net investment income against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2010 through December 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

5. TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY AGREEMENTS
The Funds’ investments are managed by The Killen Group, Inc. (the “Advisor”) under the terms of Investment Advisory Agreements (the “Advisory Agreements”). Effective May 1, 2013, under the terms of an Advisory Agreement between the Trust and the Advisor, Berwyn Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.95% of the next $500 million of the Fund’s average daily net assets and 0.90% of such assets over $1 billion. Effective May 1, 2013, under the terms of a separate Advisory Agreement between the Trust and the Advisor, Berwyn

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Income Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1.75 billion of the Fund’s average daily net assets, 0.48% of the next $1.75 billion of the Fund’s average daily net assets and 0.46% of such assets over $3.5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Advisor, Berwyn Cornerstone Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.85% of the Fund’s average daily net assets. Prior to May 1, 2013, Berwyn Fund and Berwyn Income Fund paid the Advisor an investment advisory fee at the annual rate of 1.00% and 0.50%, respectively, of average daily net assets.

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed, until at least May 1, 2014, to waive its investment advisory fees and/or reimburse other operating expenses as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 1.25% per annum. Accordingly, during the year ended December 31, 2013, the Advisor waived investment advisory fees of $86,851. These waivers are not subject to recoupment.

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor. The Trust has agreed to pay a reasonable allocation of the salary paid by the Advisor to such officer for the time and services provided as CCO to the Trust. Currently, each Fund pays the Advisor $1,060 monthly for CCO services. In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to compliance services.

The Advisor and the officers of the Advisor, together with their families, owned 579,042 shares, 567,673 shares and 385,327 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of December 31, 2013.

AFFILIATED BROKER-DEALER

During the year ended December 31, 2013, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $145,439, $276,173 and $11,867, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, and transfer agency services to the Funds. Pursuant to a mutual fund services agreement with Ultimus, the Funds pay Ultimus customary fees for its services.

TRUSTEES AND OFFICERS

Certain Trustees and officers of the Trust are also officers of the Advisor, or of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives from the Trust an annual retainer of $14,000, paid quarterly, a fee of $3,000 for attendance at each in-person meeting of the Board of Trustees and a fee of $1,000 for attendance at each telephonic meeting of the Board of Trustees. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

AFFILIATED INVESTMENTS

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. Accordingly, during the year ended December 31, 2013, the following portfolio companies are considered to have been affiliates of Berwyn Fund and Berwyn Income Fund. Transactions in these companies during the year ended December 31, 2013 were as follows:

Berwyn Fund

	12/31/2012 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	12/31/2013 Value	Net Realized Gains (Losses)	Dividend Income
Hallmark Financial Services, Inc.	$8,027,038	$1,816,190	$(132,284)	$(428,998)	$9,281,946	$(22,035)	$—
Hooker Furniture Corp.	8,274,105	—	(355,318)	1,235,380	9,154,167	7,941	223,424
Spartan Motors, Inc.	7,532,530	2,386,738	(75,184)	3,079,727	12,923,811	(8,001)	183,218
Total	$23,833,673	$4,202,928	$(562,786)	$3,886,109	$31,359,924	$(22,095)	$406,642

Berwyn Income Fund

	12/31/2012 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	12/31/2013 Value	Net Realized Gains	Dividend Income
Ennis, Inc.	$24,783,064	$—	$(2,496,598)	$2,850,455	$25,136,921	$611,435	$515,042
Met-Pro Corp. *	14,223,166	—	(13,800,929)	(422,237)	—	5,966,807	175,734
Methode Electronics, Inc. *	19,502,482	—	(8,630,133)	19,624,789	30,497,138	12,369,051	297,756
PCTEL, Inc.	—	13,989,299	—	279,112	14,268,411	—	97,314
US Ecology, Inc. *	23,046,485	—	(7,186,809)	2,182,011	18,041,687	7,131,336	377,126
Total	$81,555,197	$13,989,299	$(32,114,469)	$24,514,130	$87,944,157	$26,078,629	$1,462,972

*	Company no longer considered an affiliate as of 12/31/13

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The shares held in companies considered to be affiliates as of the year ended December 31, 2013 were as follows:

Berwyn Fund

Shares
Hallmark Financial Services, Inc.	1,044,676
Hooker Furniture Corp.	548,811
Spartan Motors, Inc.	1,928,927

Berwyn Income Fund

Shares
Ennis, Inc.	1,420,165
PCTEL, Inc.	1,490,952

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. BANK LINE OF CREDIT

Berwyn Fund has an uncommitted $8,000,000 senior secured line of credit with its custodian bank. Berwyn Income Fund has an uncommitted $50,000,000 senior secured line of credit with its custodian bank. Berwyn Cornerstone Fund has an uncommitted $950,000 senior secured line of credit with its custodian bank. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate minus 0.5% at the time of borrowing. During the year ended December 31, 2013, the Funds did not borrow under their respective lines of credit.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

8. SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of December 31, 2013, Berwyn Fund had 26.8% of the value of its net assets invested in stocks within the Industrials sector.

9. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE BERWYN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Berwyn Funds
and the Shareholders of Berwyn Fund,
Berwyn Income Fund and Berwyn Cornerstone Fund

We have audited the accompanying statements of assets and liabilities of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (the “Funds”), each a series of shares of beneficial interest in The Berwyn Funds, including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 26, 2014

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2013 – December 31, 2013).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Berwyn Fund
Based on Actual Fund Return	$1,000.00	$1,181.30	$6.42
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.25	$5.94

Berwyn Income Fund
Based on Actual Fund Return	$1,000.00	$1,099.80	$3.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.97	$3.20

Berwyn Cornerstone Fund
Based on Actual Fund Return	$1,000.00	$1,187.20	$6.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	$6.34

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Berwyn Fund	1.17%
Berwyn Income Fund	0.63%
Berwyn Cornerstone Fund	1.25%

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
*	Robert E. Killen	1199 Lancaster Avenue Berwyn, PA 19312	1941	President and Trustee	Since February 1983**
	John R. Bartholdson	1199 Lancaster Avenue Berwyn, PA 19312	1944	Trustee	Since February 2013
	Denis P. Conlon	1199 Lancaster Avenue Berwyn, PA 19312	1947	Trustee	Since June 1992**
	Deborah D. Dorsi	1199 Lancaster Avenue Berwyn, PA 19312	1955	Trustee	Since April 1998**
*	Kevin M. Ryan	1199 Lancaster Avenue Berwyn, PA 19312	1947	Vice President and Chief Compliance Officer	Since October 2004***
	Robert G. Dorsey	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1957	Vice President	Since April 2005
	Mark J. Seger	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1962	Treasurer	Since April 2005
	Wade R. Bridge	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1968	Secretary	Since August 2011

*	Robert E. Killen and Kevin M. Ryan are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Killen and Mr. Ryan are brothers-in-law.
**	Reflects length of time served as a Trustee to the Trust and as a Director of the Trust’s predecessor entities, prior to the reorganization in April 1999.
***	Prior to October 2004, Mr. Ryan served the Trust and its predecessor entities in various capacities as a Director and/or officer beginning in 1983.

Each Trustee oversees the three portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Robert E. Killen is an Officer, Director and majority shareholder of the Advisor. He is also a Director and Officer of Berwyn Financial Services Corp. (a registered broker-dealer).

THE BERWYN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

John R. Bartholdson is a retired aerospace industry executive. He is also a Trustee for CBRE Clarion Global Real Estate Income Fund (a closed-end fund).

Denis P. Conlon is President and Chief Executive Officer of Berwind Industrial Products Group (diversified manufacturing and financial company).

Deborah D. Dorsi is a retired computer industry executive.

Kevin M. Ryan is Legal Counsel to the Advisor and an Officer and Director of Berwyn Financial Services Corp. (a registered broker-dealer).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (a registered broker-dealer).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Wade R. Bridge is Director of Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and executive officers may be found in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-992-6757.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the year ended December 31, 2013. Certain dividends paid by the Funds may be subject to a maximum rate of 23.8%. Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund designate $1,219,811, $17,031,666 and $219,948, respectively, as Qualified Dividend Income, which may be subject to a maximum rate of 23.8%.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

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The Berwyn Funds

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Shareholder Services

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707 Cincinnati, Ohio 45246-0707

1 (800) 992-6757

www.theberwynfunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Denis P. Conlon.  Mr. Conlon is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $37,600 and $36,400 with respect to the registrant’s fiscal years ended December 31, 2013 and 2012, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,100 and $7,800 with respect to the registrant’s fiscal years ended December 31, 2013 and 2012, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2013 and 2012, aggregate non-audit fees of $8,100 and $7,800, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Berwyn Funds

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	March 4, 2014

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	March 4, 2014

* Print the name and title of each signing officer under his or her signature.